The PMI Group, Inc. May 2008 Exhibit 99.1

The PMI Group, Inc.
Forward-Looking Statement
FORWARD-LOOKING STATEMENTS: Statements in this presentation and oral statements made at this conference that are not historical facts or that relate to future plans, events or performance are "forward-
looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include our expectations with respect to: future economic and mortgage market conditions in the United States and other areas of the world in which we conduct business; and our current and future strategy. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements, including, among others, conditions affecting the mortgage insurance and financial guaranty industries, general economic conditions, and regulatory and legislative developments in the US, Europe and Australia, including the continued
implementation
of-Basel
II bank capital directives. In particular, changes in housing values, unemployment rates, interest rates, refinancing activity and the use of alternatives to mortgage insurance could affect the demand for mortgage insurance and/or cause claims on policies issued to increase. Our future strategy and various new ventures may be subject to a number of risks, including: the need for regulatory, rating agency and other third party approvals; challenges in attracting and retaining key employees; unexpected changes in foreign regulations and laws; and the need to successfully develop and market products appropriate to the new market. Accordingly, there can be no assurance that new ventures and further geographic diversification will be achieved or that such ventures will achieve profitability. Other risks and uncertainties are discussed in our SEC filings, including our Form 10-K for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the quarter ended March 31,
2008.  We undertake no obligation to update forward-looking statements, except as required by law.

The PMI Group, Inc.
The PMI Group, Inc.
For over 35 years PMI has combined its
risk management expertise and financial
strength to serve the evolving needs of
the financial markets.
PMI provides insurance, guarantees and
reinsurance for residential mortgages
and securities, public finance obligations
and asset-backed securities around
the world.

The PMI Group, Inc.
PMI’s Five Point Plan for Progress
Implemented significant changes to underwriting guidelines
principally related to 100% LTVs, Alt-As and distressed
markets
Resulting business will be better credit quality
Book High
Quality
New Business
Mitigate losses through claim verification, foreclosure
prevention, early borrower contact and an emphasis on
workouts
Significant benefit from our captive reinsurance programs
Mitigate
Losses
Intense focus on expenses
Invest in our business and commit resources where they are
needed
Manage
Expenses
Focus on core MI business will position us for growth
Continue to work to stabilize the value of our financial
guaranty investments
Focus on Core
Mortgage Insurance
Business
Evaluating our current and projected need for capital to
support business now and into the future
We are exploring a wide range of options, including capital
markets transactions, reinsurance and certain asset sales
Maintain Financial
Strength

The PMI Group, Inc.
PMI’s Global Footprint
U.S.  Mortgage
Insurance
Primary  IIF $1 24 B
Pool RIF         $ 3 B
Australia +
New Zealand
$183 billion IIF
Europe
$63 billion IIF
RAM Re
24% ownership
Asia
$3 billion IIF
FGIC
42% ownership
CMG
$20 billion IIF
PMI
Canada
As of March 31, 2008
PMI
Guaranty

The PMI Group, Inc.
Segment Net Income
The PMI Group’s three
business segments:
U.S. Mortgage Insurance
Operations is a core business
with opportunities for growth.
International Mortgage
Insurance Operations
remains a positive contributor
to consolidated net income.
Financial Guaranty is no longer
a core strategic segment.
Net Income by Business Segment*
(dollars in millions)
U.S. Mortgage
Insurance
Operations
International
Mortgage
Insurance
Operations
Financial
Guaranty
• Totals represent consolidated net income, Corporate and
Other business segment not displayed in columns
$420
$(915)
$(274)
2006 2007 Q1 2008

The PMI Group, Inc.
Core business is experiencing challenges:
We have taken steps to successfully navigate this cycle.
Expect challenges to continue this year and, as a result, we will have losses on a consolidated basis in 2008.
Demand trends and underwriting quality have increased significantly.
U.S. Mortgage Insurance
(Dollar’s in millions)
2006 2007 Q1 2008
U.S. Mortgage Insurance
Net Income
$290.3
$(190.8)
$(172.5)
U.S. Mortgage Insurance
Total Revenues
$916.0
$797.6
$277.3
2006
Q1 2008 2007

The PMI Group, Inc.
2006 2007 Q1 2008
$102.6
$123.6
$124.3
Primary Insurance in Force
(dollars in billions)
Premiums Earned
(dollars in millions)
2006 2007 Q1 2008
$688.0
$801.0
$207.8
2006 2007 Q1 2008
23.2%
22.5%
*13.0%
U.S. Mortgage Insurance Operations
Expense Ratio
Primary Persistency Rate
77.6%
56.2%
44.6%
60.9%
61.9%
69.6%
75.5%
2002 2003 2004 2005 2006 2007 Q1 2008
U.S. Mortgage Insurance
•The Q1 2008 expense ratio was affected by a $34 million impairment of deferred policy acquisitions costs associated with PMI’s 2007 book year in the fourth quarter of 2007.

The PMI Group, Inc.
Credit Environment
Economy
National economy trending toward modest recession
Modest rise in unemployment
Interest rates continue to move downward
Geographic
Diversification
Portfolio is well diversified throughout the U.S.
Florida accounts for 10.8% of risk in force
California accounts for 8.4% of risk in force
Product Diversification
High quality book of insured loans
Primarily first time home buyers with modest loan size
Low percentage of interest only and payment option
ARMs
Credit Performance
Primary default rate at March 31, 2008 was 8.78%
Slowing HPA has affected ability to mitigate losses
Larger loans sizes from recent vintages are resulting in
larger claim sizes
Increase in length of time loans stay delinquent has
grown as servicers face a backlog of defaults

The PMI Group, Inc.

PMI Field UW
Investigations
Unit formed
Managing Risk Ahead of the Market
Action Time Line
Standard & Poor’s Case Shiller Composite Index
PMI makes first of
many bulk guideline
& pricing changes
PMI leads industry on
100 LTV guideline &
pricing changes
Additional Bulk
guideline
changes
PMI implements
MSA level distressed
markets policy
PMI’s Risk Index
provides early
warning of housing
market downturns
Origination
fraud
detection tools
implemented
LPMI
guideline
changes
PMI  leads
on Alt-A
guideline
changes

The PMI Group, Inc.
U.S. Portfolio – Policy Year Loan Performance
*Gross premiums written include ceded and refunded premiums.
Percentage of Cumulative Primary Insurance Losses Paid (Gross)
To Cumulative Primary Insurance Premiums Written (Gross)*
1982 “Oil Patch” experience
1990 “California” experience
0
50
100
150
200

1 2 3 4 5 6 7 8 9 10
Years Since Policy Issue
1982
1990
2001
2002
2003
2004
2005
2006
2007

The PMI Group, Inc.
$72.8
$75.7
$95.9
$117.9
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
Significant strengthened reserves for losses and loss adjustment expenses (LAE).
Intense focus on foreclosure prevention through payment plans, loan modifications, presales, deeds in lieu.
•
Partially as a result, in the first quarter of 2008 approximately 600 foreclosures were avoided and 1,000 borrowers were able to retain their homes.
U.S. Portfolio – Credit
(Dollar’s in millions)
Reserves for Losses and LAE
and Notices of Default
Total Claims Paid
Including  LAE
$168.8
FY 2007
$362.3
Reserves for Losses and LAE
Notices of Default
$386,000
$444,600
$698,200
$1,133,080
$1,589,253
103,254
92,340
74,531
62,587
57,706
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008

The PMI Group, Inc.
$275
$275
$34
2007 2008 2009
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $747 million as of March 31, 2008.
At December 31, 2007, approximately 62% of flow risk in force was covered by captive reinsurance agreements, including:
Captive trust balances will continue to grow with new insurance written in the flow channel.  Future ceded premiums can be used to meet capital adequacy for existing book years.
Based on current expectations of defaults, PMI forecasts approximately the following reductions to total incurred losses as a result of captive reinsurance agreements in 2008 and 2009:
Expected Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow  Risk in Force Covered by Captives
~ 55% of LTVs >97%* ~ 65% of less-than-A quality
~ 48% of Alt-A ~ 65% of prime
* Captive coverage for LTVs greater than 97% may overlap with other listed categories

The PMI Group, Inc.
2006 2007 Q1 2008
International Mortgage Insurance
International MI Operations
Net Income
(dollars in millions)
$103.5
International MI operations
have consistently been a
positive net income
contributor.
PMI Europe has posted
net losses in recent
quarters as a result of
increased losses and
mark-to-market on CDS
related to European prime
mortgage.
$55.0
$17.8

The PMI Group, Inc.
International Mortgage Insurance
Australia
Strong growth in written premiums and net income
Losses are trending towards more normal levels
Continued strong economic growth and employment
Position business to lead in flow and structured
segments
Stronger relationships with Top 4 lenders
Development of products to fit new regulatory and
capital regimes
Europe
Current challenges with higher losses and negative
mark-to-market losses
Developing Italian flow channel
Office opened in Spain in 2007
Product development for new regulatory regimes
Significant opportunities in structured, super senior
and first loss transactions
Asia
PMI is one of the few providers of reinsurance to the
Hong Kong Mortgage Corporation
History of strong results in Hong Kong
Develop market leading programs to expand home
ownership
Poised for capital markets opportunities
Strong platform to enter other Asian markets
Canada
Second largest mortgage insurance market behind the
U.S.
Strong leadership team and board assembled
Innovative products and services

The PMI Group, Inc.
Financial Guaranty
Financial Guaranty segment is no longer strategic to our operations.
FGIC carrying value was reduced to zero at March 31, 2008, therefore, the Company will not recognize in future periods its proportionate share of FGIC losses, if any.
No additional capital will be invested in FGIC or RAM Re.
PMI’s management team continues to work with the both FGIC and RAM Re in stabilizing their respective businesses and our equity investments.
FGIC RAM Re
Financial Guaranty Investments
Carrying Value*
$0.0
$26.0
Financial Guaranty Segment
Net Income
$(731.7)
$97.3
$(124.2)
*At March 31, 2008
2006
Q1 2008
2007

The PMI Group, Inc.
Summary
We are executing our plan to return to profitability and are making substantial progress.
Continue to see strong fundamentals in the mortgage insurance business.  We continue to believe that our core mortgage insurance operations will be an attractive long-term business.
PMI’s entire management team, and each and every PMI employee, is committed to executing our plan, as well as fostering sustainable home ownership, which we believe will bring long term value to our shareholders.